Semiannual Report January 31, 2001

          Oppenheimer
          Florida Municipal Fund

REPORT HIGHLIGHTS

CONTENTS

1	President’s Letter

3	An Interview with Your Fund’s Manager

8	Financial Statements

25	Officers and Trustees

Fund Objective

Oppenheimer Florida Municipal Fund seeks as high a level of current interest income exempt from federal income taxes for individual investors as is available from municipal securities, consistent with preservation of capital. The Fund also seeks to offer investors the opportunity to own fund shares exempt from Florida intangible personal property taxes.

Cumulative Total Returns*

For the Six-Month Period Ended 1/31/01

	Without	With

	Sales Chg.	Sales Chg.

Class A	6.42%	1.37%

Class B	6.00%	1.00%

Class C	6.02%	5.02%

Average Annual Total Returns*

For the 1-Year Period Ended 1/31/01

	Without	With

	Sales Chg.	Sales Chg.

Class A	13.09%	7.72%

Class B	12.22%	7.22%

Class C	12.26%	11.26%

*	See Notes on page 7 for further details.

PRESIDENT’S LETTER

Bridget A. Macaskill
President
Oppenheimer
Florida Municipal Fund

Dear Shareholder,

The year 2000 was one to remember, both for the performance of the financial markets and the lessons it presented to all investors.

      In many ways, 2000 was a study in contrasts. Many stocks experienced sharp declines, while municipal and high quality bonds performed strongly. The year began with unrestrained enthusiasm for technology stocks in particular, and growth stocks in general, but ended with value-oriented stocks providing better performance.

      Market conditions shifted dramatically during 2000. When the year began, the economy was growing rapidly, raising concerns that long-dormant inflationary pressures might resurface. By mid-year, however, after a series of interest rate hikes by the Federal Reserve Board (the Fed), the economy began to slow—triggering fears of a potential recession. The slowing economy generally hurt the stock market and benefited high quality bonds.

      The lessons provided by a volatile and difficult year reinforced many of the basic investment principles we have discussed in this letter from time to time. In 2000, market volatility was a powerful reminder of the importance of investment diversification—the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, actively managed funds generally outperformed passive index funds, as research-intensive security selection again made a critical difference for portfolio returns. Perhaps most important, the markets in 2000 confirmed that sound business fundamentals, rather than investment fads, are a more powerful determinant of investment success over the long term.

      Looking forward, we are cautiously optimistic. Our caution arises from expectations that the economy will grow only moderately during the first half of 2001. The Fed, already more concerned about a potential recession than inflation, reversed its monetary policy of the past 18 months by reducing key short-term interest

1    OPPENHEIMER FLORIDA MUNICIPAL FUND

PRESIDENT’S LETTER

rates. This rate cut, combined with the possibility of future interest rate reductions and a federal income tax cut, may help the economy achieve a “soft landing.”

      Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as U.S. Government securities, but may have a negative effect on credit-sensitive corporate bonds.

      In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.

      In this uncertain environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risk, an unwavering focus on business fundamentals to seek likely winners, and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements of the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

Bridget A. Macaskill
February 22, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

2    OPPENHEIMER FLORIDA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

[PHOTO TO COME]

Portfolio Manager
Jerry Webman

Q. How did the Fund perform over the first half of fiscal 2001?

A. Thanks to a rally in Florida’s tax-exempt bond market, Oppenheimer Florida Municipal Fund performed well in the six months ended January 31, 2001. Despite the positive results, the Fund slightly underperformed the average Florida tax-exempt bond fund.

What created the favorable conditions in the municipal bond market?

One major factor was a downshift in the rate of economic growth. Indications that the economy was expanding more slowly (2.4% annualized rate in the third quarter of 2000) than in 1999 (4%) spurred a rally in the bond markets.

      Between mid-1999 and mid-2000, the Federal Reserve had raised key short-term interest rates six times, in an attempt to keep economic growth and inflation at moderate, sustainable rates. By the second half of 2000, it became apparent that the Fed was succeeding. Investors reasoned that, as the economy lost its vigor, the Fed would cut interest rates to stimulate investment and spending. Anticipating this shift, they allowed bond yields to decline. Since bond yields and bond prices move in opposite directions, the markets rallied.

      Florida’s municipal market received an added boost from a very tight supply-demand relationship—one of the tightest in the nation, in fact. With state tax revenues at high levels, municipalities didn’t need new debt to fund their growth, so new bond issuance in 2000 was below that of prior years. Meanwhile, demand for tax-exempt bonds was high and growing. The combination of short supply and increased demand helped to keep prices high.

3    OPPENHEIMER FLORIDA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

Which bonds made the largest contribution to the strong six-month results?

Demand for high quality bonds, which carry less risk and are thus more popular with individual investors, was exceptionally strong during the period. As you might expect in this scenario, the higher quality bonds in the portfolio appreciated the most and were the largest contributors to performance.

      Prices of high yield municipal bonds lagged the market. Many higher yielding securities are issued by for-profit corporations and backed by municipalities. As such, they are sensitive to corporate profitability trends. During the six-month period, the changing economy, rising energy prices and shifting political scene put profit pressures on industries like healthcare and kept prices of high yield bonds from rising significantly. As a result, the Fund’s high yield holdings made a substantial contribution to current income but contributed little in the way of price appreciation.

What changes did you make to the Fund during this period?

We assumed day-to-day management responsibilities for the Fund on October 1. Since then we have made a series of modest adjustments to achieve a more stable balance of the various risks in the portfolio. For instance, with rates falling, we invested in bonds with call protection. And we made a move to reduce the portfolio’s exposure to high yielding, credit-sensitive bonds, which may be more volatile than high quality bonds. To compensate for the loss of yield while controlling risk, we invested in high quality issues in the 15- to 20-year maturity range. This “sweet spot” on the yield curve provided the highest yield for the amount of risk assumed.

4    OPPENHEIMER FLORIDA MUNICIPAL FUND

Average Annual
Total Returns with
Sales Charge

For the Periods Ended 12/31/00[1]

Class A		Since
1-Year	5-Year	Inception

5.57%	3.80%	4.40%

Class B		Since
1-Year	5-Year	Inception

5.08%	3.69%	4.47%

Class C		Since
1-Year	5-Year	Inception

9.01%	3.99%	4.85%

Standardized Yields

For the 30 Days Ended 1/31/01[2]

Class A	5.40%

Class B	4.89

Class C	4.88

In retrospect, what would you have done differently?

We would have increased our investment in longer maturity bonds. When fixed income markets rally, issues with 25- to 30-year maturities generally post the biggest gains, and this is precisely what occurred in the past six months. Our somewhat cautious approach to interest rate risk—in other words, our focus on bonds in the 15- to 20-year maturity range—was the primary reason the Fund’s total return was slightly below the average for its peer group.

What is your outlook for the Florida municipal market?

On January 3, 2001, the Fed reduced its target for the federal funds rate by 0.50%, and on January 31, by another 0.50%. We believe the Fed is likely to continue easing, but not for long. While the economy clearly is losing momentum, we don’t foresee a crash landing. As of this writing, there has been no significant falloff in employment rates, which are an important indicator of economic strength.

      Meanwhile, Florida is in fine fiscal shape and has yet to feel the major effects of slower economic growth. Nonetheless, we will be on the watch for any major decline in consumer spending trends. The reason: Despite having an increasingly diversified economy, Florida is still heavily dependent on sales tax receipts. A sharp reduction in spending could reduce those receipts and put a pinch on cash flows of municipalities throughout the state.

1. See page 7 for further details.

2. Standardized yield is based on net investment income for the 30-day period ended January 31, 2001. Falling share prices will tend to artificially raise yields.

5    OPPENHEIMER FLORIDA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND’S MANAGERS

      We believe the market has already factored in several interest rate cuts by the Fed and will now move in a relatively narrow price range, provided there are no major surprises from the new administration. Based on this outlook, we will continue to be vigilant about credit exposure and to seek ways to augment yield by finding the best position on the yield curve. This well-balanced approach to seeking tax-exempt income is what makes Oppenheimer Florida Municipal Fund part of The Right Way to Invest.

Top Five Industries[4]

Special Assessment	24.4%

Multifamily Housing	9.9

Single Family Housing	8.9

Water Utilities	7.9

Hospital/Healthcare	7.3

3. Portfolio data is subject to change. Percentages are as of January 31, 2001, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 23.1% of total investments) but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager’s judgment, to securities rated by a rating agency in the same category.

4. Portfolio is subject to change. Percentages are as of January 31, 2001, and are based on total market value of investments.

6    OPPENHEIMER FLORIDA MUNICIPAL FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to fluctuations and current performance may be less than the results shown. For updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

Class B shares of the Fund were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the “life-of-class” return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.

7    OPPENHEIMER FLORIDA MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2001 / Unaudited

	Ratings:
	Moody's/	Principal	Market Value
	S&P/Fitch	Amount	See Note 1

Municipal Bonds and Notes—98.9%

Florida—82.7%

Alachua Cnty., FL HFAU RRB, Santa Fe HCF Project, Escrowed to Maturity, 6%, 11/15/09	Baa1/AAA	$810,000	$875,286

Brevard Cnty., FL Housing FAU MH RRB, Windover Oaks Project, Series A, 6.90%, 2/1/27	NR/AAA	1,000,000	1,089,570

Brevard Cnty., FL Housing FAU SFM RB, 6.70%, 9/1/27	Aaa/NR	830,000	873,119

Broward Cnty., FL Housing FAU MH RB, Pembroke Park Apts. Project, 5.70%, 10/1/33	NR/NR/A	980,000	931,833

Broward Cnty., FL Housing FAU MH RB, Pembroke Park Apts. Project, 5.75%, 4/1/38	NR/NR/A	975,000	926,055

Broward Cnty., FL Housing FAU MH RB, Stirling Apts. Project, 5.75%, 4/1/38	NR/NR/A	835,000	793,083

Clay Cnty., FL Housing FAU SFM RB, 6.55%, 3/1/28	Aaa/NR	800,000	844,208

Collier Cnty., FL HFAU RRB, The Moorings, Inc. Project, 7%, 12/1/19	NR/A-/A	1,000,000	1,034,790

Dade Cnty., FL IDAU RB, Miami Cerebral Palsy Services Project, 8%, 6/1/22	NR/NR	2,035,000	2,124,723

Dade Cnty., FL Professional Sports Franchise Facilities Tax & CAP RB, Escrowed to Maturity, MBIA Insured, Zero Coupon, 5.85%, 10/1/26[1]	Aaa/AAA	3,200,000	820,192

Fishhawk, FL CDD SPAST RB, 7.625%, 5/1/18	NR/NR	1,000,000	1,069,740

FL Board of Regents Housing RB, University Central Florida, FGIC Insured, 5.25%, 10/1/26	Aaa/AAA/AAA	1,000,000	1,006,830

FL BOE Capital Outlay RRB, Public Education, Series D, 5.75%, 6/1/22	Aa2/AA+/AA	3,295,000	3,504,595

FL Heritage Harbor CDD SPAST RB, Series B, 6%, 5/1/03	NR/NR	600,000	599,622

FL HFA RB, Maitland Club Apts. Project, Series B-1, AMBAC Insured, 6.75%, 8/1/14	Aaa/AAA/AAA	1,000,000	1,057,480

FL HFA RB, Riverfront Apts., Series A, AMBAC Insured, 6.25%, 4/1/37	Aaa/AAA/AAA	1,400,000	1,453,004

FL Housing Finance Corp. RB, FSA Insured, Zero Coupon, 5.55%, 7/1/30[1]	Aaa/AAA/AAA	7,965,000	1,375,556

Grand Haven, FL CDD SPAST Bonds, Series A, 6.30%, 5/1/02	NR/NR	1,161,000	1,164,936

Grand Haven, FL CDD SPAST Bonds, Series B, 6.90%, 5/1/19	NR/NR	735,000	745,687

Heritage Springs, FL CDD Capital Improvement RB, Series B, 6.25%, 5/1/05	NR/NR	1,245,000	1,243,705

Jacksonville, FL POAU RB, MBIA Insured, 5.625%, 11/1/26	Aaa/NR/AAA	1,000,000	1,023,260

Lee Cnty., FL Housing FAU SFM RB, Series A-2, 6.85%, 3/1/29	Aaa/NR	890,000	974,274

Lee Cnty., FL IDAU HCF RRB, Shell Point Village Project, Series A, 5.50%, 11/15/21	NR/BBB-	1,000,000	853,360

8    OPPENHEIMER FLORIDA MUNICIPAL FUND

	Ratings:
	Moody's/	Principal	Market Value
	S&P/Fitch	Amount	See Note 1

Florida Continued

Lee Cnty., FL IDAU HCF RRB, Shell Point Village Project, Series A, 5.50%, 11/15/29	NR/BBB-	$800,000	$661,472

Martin Cnty., FL IDAU RRB, Indiantown Cogeneration Project, Series A, 7.875%, 12/15/25	Baa3/BBB-	2,000,000	2,076,040

Melbourne, FL WSS CAP RB, FGIC Insured, Zero Coupon, 5.26%, 10/1/21[1]	Aaa/AAA/AAA	2,770,000	933,075

Miami Beach, FL HFAU Hospital RB, Mt. Sinai Medical Center Project, 5.375%, 11/15/18	NR/BBB-	1,500,000	1,246,020

Miami Beach, FL RA Tax Increment RB, City Center Historic Convention, Series B, 6.25%, 12/1/16	Baa1/BBB	500,000	534,670

Miami Beach, FL RA Tax Increment RB, City Center Historic Convention, Series B, 6.35%, 12/1/22	Baa1/BBB	500,000	530,135

Miami Beach, FL Stormwater RB, FGIC Insured, 5.375%, 9/1/30	Aaa/AAA/AAA	2,000,000	2,030,560

Miami, FL HFAU RRB, AMBAC Insured, Inverse Floater, 5.72%, 8/15/15[2]	Aaa/AAA/AAA	2,000,000	2,057,500

Miami, FL Sanitation & Sewer Systems GOB, FGIC Insured, 6.50%, 1/1/14	Aaa/AAA	1,000,000	1,054,060

Miami-Dade Cnty., FL SPO RB, Sub. Lien, Series B, MBIA Insured, Zero Coupon, 5.50%, 10/1/28[1]	Aaa/AAA/AAA	2,500,000	522,075

Miami-Dade Cnty., FL SPO RRB, Sub. Lien, Series A, MBIA Insured, Zero Coupon, 5.52%, 10/1/17[1]	Aaa/AAA/AAA	5,425,000	2,216,709

Northern Palm Beach Cnty., FL Water Control & Improvement District RB, Unit Development 9B, 5.90%, 8/1/19	NR/NR	1,085,000	1,065,730

Northern Palm Beach Cnty., FL Water Control & Improvement District RB, Unit Development 9B, 6%, 8/1/29	NR/NR	1,240,000	1,209,446

Orlando, FL Utilities Commission Water & Electric RB, Inverse Floater, 6.303%, 10/1/17[2]	Aa2/AA-/AA	1,000,000	1,060,000

Palm Beach Cnty., FL Housing FAU MH RB, Windsor Park Apts. Project, Series A, 5.90%, 6/1/38	NR/NR/A	500,000	478,930

Stoneybrook, FL CDD Capital Improvement RB, Series A, 6.10%, 5/1/19	NR/NR	830,000	785,819

Stoneybrook, FL CDD Capital Improvement RB, Series B, 5.70%, 5/1/08	NR/NR	2,115,000	2,087,188

Tampa Palms, FL Open Space & Transportation CDD SPAST RB, Capital Improvement—Area 7

Phase Two Project, 7.50%, 5/1/18	NR/NR	1,140,000	1,196,726

			48,131,063

9    OPPENHEIMER FLORIDA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited/Continued

	Ratings:
	Moody's/	Principal	Market Value
	S&P/Fitch	Amount	See Note 1

U.S. Possessions—16.2%

PR Childrens Trust Fund Asset Backed RB, 6%, 7/1/26	Aa3/A/A+	$1,000,000	$1,027,070

PR CMWLTH Aqueduct & Sewer Authority RB, Escrowed to Maturity, 10.25%, 7/1/09	Aaa/AAA	485,000	621,474

PR CMWLTH HTAU RB, Series W, Inverse Floater, 6.468%, 7/1/10[2]	Baa1/A	1,000,000	1,080,000

PR CMWLTH HTAU RRB, Series A, AMBAC Insured, 5%, 7/1/28	Aaa/AAA/AAA	2,000,000	1,979,300

PR CMWLTH Infrastructure FAU Special RRB, Unrefunded Balance, Series A, 7.90%, 7/1/07	Baa1/BBB+	130,000	132,210

PR Telephone Authority RB, Prerefunded, MBIA Insured, Inverse Floater, 6.966%, 1/16/15[2]	Aaa/AAA	1,000,000	1,091,250

Virgin Islands PFAU RB, Series A, 6.375%, 10/1/19	NR/BBB-	1,500,000	1,586,100

Virgin Islands Water & PAU Electric Systems RRB, 5.30%, 7/1/18	NR/NR/BBB	1,000,000	946,740

Virgin Islands Water & PAU Electric Systems RRB, 5.30%, 7/1/21	NR/NR/BBB	1,000,000	932,760

			9,396,904

Total Investments, at Value (Cost $57,085,448)		98.9%	57,527,967

Other Assets Net of Liabilities		1.1	657,094

Net Assets		100.0%	$58,185,061

10    OPPENHEIMER FLORIDA MUNICIPAL FUND

Footnotes to Statement of Investments

To simplify the listings of securities, abbreviations are used per the table below:

BOE	Board of Education	MH	Multifamily Housing

CAP	Capital Appreciation	PAU	Power Authority

CDD	Community Development District	PFAU	Public Finance Authority

CMWLTH	Commonwealth	POAU	Port Authority

FAU	Finance Authority	RA	Redevelopment Agency

GOB	General Obligation Bonds	RB	Revenue Bonds

HCF	Health Care Facilities	RRB	Revenue Refunding Bonds

HFA	Housing Finance Agency	SFM	Single Family Mtg.

HFAU	Health Facilities Authority	SPAST	Special Assessment

HTAU	Highway & Transportation Authority	SPO	Special Obligations

IDAU	Industrial Development Authority	WSS	Water & Sewer System

1.	Zero coupon bond reflects the effective yield on the date of purchase.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater” which pays interest at a rate that varies inversely with short-term interest rates. See Note 1 of Notes to Financial Statements.

As of January 31, 2001, securities subject to the alternative minimum tax amount to $11,353,837, or 19.74% of the Fund’s net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry	Market Value	Percent

Special Assessment	$14,080,667	24.4%

Multifamily Housing	5,672,475	9.9

Single Family Housing	5,124,636	8.9

Water Utilities	4,549,735	7.9

Hospital/Healthcare	4,178,806	7.3

Education	3,504,595	6.1

Highways	3,059,300	5.3

Electric Utilities	2,939,500	5.1

Sales Tax	2,870,994	5.0

Adult Living Facilities	2,549,622	4.4

Not-for-Profit Organization	2,124,723	3.7

Resource Recovery	2,076,040	3.6

Telephone Utilities	1,091,250	1.9

General Obligation	1,054,060	1.8

Marine/Aviation Facilities	1,023,260	1.8

Higher Education	1,006,830	1.8

Sewer Utilities	621,474	1.1

Total	$57,527,967	100.0%

See accompanying Notes to Financial Statements.

11    OPPENHEIMER FLORIDA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

January 31, 2001

Assets

Investments, at value (cost $57,085,448)—see accompanying statement	$57,527,967

Cash	30,240

Receivables and other assets:

Interest	840,507

Shares of beneficial interest sold	273,542

Other	2,702

Total assets	58,674,958

Liabilities

Payables and other liabilities:

Shares of beneficial interest redeemed	200,272

Dividends	153,406

Trustees’ compensation	69,819

Shareholder reports	34,172

Daily variation on futures contracts	12,488

Distribution and service plan fees	6,629

Transfer and shareholder servicing agent fees	2,082

Other	11,029

Total liabilities	489,897

Net Assets	$58,185,061

Composition of Net Assets

Paid-in capital	$59,195,217

Undistributed net investment income	8,790

Accumulated net realized loss on investment transactions	(1,461,465)

Net unrealized appreciation on investments	442,519

Net Assets	$58,185,061

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $36,754,541 and 3,294,525 shares of beneficial interest outstanding)	$11.16

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.72

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,809,601 and 1,683,109 shares of beneficial interest outstanding)	$11.18

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,620,919 and 235,152 shares of beneficial interest outstanding)	$11.15

See accompanying Notes to Financial Statements.

12    OPPENHEIMER FLORIDA MUNICIPAL FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended January 31, 2001

Investment Income

Interest	$1,768,274

Expenses

Management fees	169,344

Distribution and service plan fees:

Class A	25,010

Class B	81,102

Class C	11,167

Shareholder reports	10,402

Transfer and shareholder servicing agent fees	7,822

Custodian fees and expenses	3,560

Trustees’ compensation	489

Other	6,921

Total expenses	315,817

Less waiver of expenses	(15,523)

Less expenses paid indirectly	(11,843)

Net expenses	288,451

Net Investment Income	1,479,823

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:

Investments	(564,612)

Closing of futures contracts	29,872

Net realized loss	(534,740)

Net change in unrealized appreciation on investments	2,515,278

Net realized and unrealized gain	1,980,538

Net Increase in Net Assets Resulting from Operations	$3,460,361

See accompanying Notes to Financial Statements.

13    OPPENHEIMER FLORIDA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	Jan. 31, 2001	July 31,
	(Unaudited)	2000

Operations

Net investment income	$1,479,823	$2,879,502

Net realized gain (loss)	(534,740)	(473,245)

Net change in unrealized appreciation (depreciation)	2,515,278	(2,099,062)

Net increase in net assets resulting from operations	3,460,361	307,195

Dividends and/or Distributions to Shareholders

Dividends from net investment income:

Class A	(926,562)	(1,826,749)

Class B	(390,963)	(875,118)

Class C	(54,207)	(127,124)

Distributions from net realized gain:

Class A	—	(112,148)

Class B	—	(64,515)

Class C	—	(9,867)

Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:

Class A	1,367,646	(297,142)

Class B	284,939	(2,686,483)

Class C	85,901	(902,642)

Net Assets

Total increase (decrease)	3,827,115	(6,594,593)

Beginning of period	54,357,946	60,952,539

End of period [including undistributed (overdistributed) net investment income of $8,790 and $(99,301), respectively]	$58,185,061	$54,357,946

See accompanying Notes to Financial Statements.

14    OPPENHEIMER FLORIDA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

	Six Months					Year
	Ended					Ended
	Jan. 31, 2001					July 31,
Class A	(Unaudited)	2000	1999	1998	1997	1996[1]

Per Share Operating Data

Net asset value, beginning of period	$10.76	$11.24	$11.62	$11.47	$11.07	$11.40

Income (loss) from investment operations:

Net investment income	.31	.58	.56	.54	.64	.36

Net realized and unrealized gain (loss)	.38	(.45)	(.39)	.19	.37	(.34)

Total income from investment operations	.69	.13	.17	.73	1.01	.02

Dividends and/or distributions to shareholders:

Dividends from net investment income	(.29)	(.57)	(.55)	(.58)	(.61)	(.35)

Distributions from net realized gain	—	(.04)	—	—	—	—

Total dividends and/or distributions to shareholders	(.29)	(.61)	(.55)	(.58)	(.61)	(.35)

Net asset value, end of period	$11.16	$10.76	$11.24	$11.62	$11.47	$11.07

Total Return, at Net Asset Value[2]	6.43%	1.28%	1.36%	6.52%	9.39%	0.25%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$36,755	$34,050	$35,924	$35,074	$27,446	$19,366

Average net assets (in thousands)	$35,765	$34,296	$36,532	$32,153	$24,333	$18,415

Ratios to average net assets:[3]

Net investment income	5.50%	5.41%	4.78%	4.61%	5.70%	5.50%

Expenses	0.84%	1.13%	1.13%	1.15%[4]	1.02%[4]	1.23%[4]

Expenses, net of indirect expenses and waiver of expenses	0.74%	0.96%	0.95%	0.96%	0.87%	1.09%

Portfolio turnover rate	20%	12%	55%	35%	43%	21%

1.	For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.

4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

15    OPPENHEIMER FLORIDA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

	Six Months					Year
	Ended					Ended
	Jan. 31, 2001					July 31,
Class B	(Unaudited)	2000	1999	1998	1997	1996[1]

Per Share Operating Data

Net asset value, beginning of period	$10.78	$11.26	$11.64	$11.49	$11.09	$11.42

Income (loss) from investment operations:

Net investment income	.26	.50	.47	.46	.55	.31

Net realized and unrealized gain (loss)	.38	(.45)	(.39)	.18	.37	(.34)

Total income (loss) from investment operations	.64	.05	.08	.64	.92	(.03)

Dividends and/or distributions to shareholders:

Dividends from net investment income	(.24)	(.49)	(.46)	(.49)	(.52)	(.30)

Distributions from net realized gain	—	(.04)	—	—	—	—

Total dividends and/or distributions to shareholders	(.24)	(.53)	(.46)	(.49)	(.52)	(.30)

Net asset value, end of period	$11.18	$10.78	$11.26	$11.64	$11.49	$11.09

Total Return, at Net Asset Value[2]	6.02%	0.51%	0.60%	5.71%	8.56%	(0.19)%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$18,810	$17,866	$21,524	$19,344	$15,348	$12,865

Average net assets (in thousands)	$17,901	$19,249	$21,648	$17,024	$13,812	$12,843

Ratios to average net assets:[3]

Net investment income	4.75%	4.64%	4.02%	3.85%	4.93%	4.75%

Expenses	1.60%	1.89%	1.88%	1.91%[4]	1.79%[4]	1.97%[4]

Expenses, net of indirect expenses and waiver of expenses	1.50%	1.72%	1.70%	1.72%	1.64%	1.83%

Portfolio turnover rate	20%	12%	55%	35%	43%	21%

1.	For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.

4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

16    OPPENHEIMER FLORIDA MUNICIPAL FUND

	Six Months					Year
	Ended					Ended
	Jan. 31, 2001					July 31,
Class C	(Unaudited)	2000	1999	1998	1997	1996[1]

Per Share Operating Data

Net asset value, beginning of period	$10.75	$11.23	$11.61	$11.46	$11.07	$11.40

Income (loss) from investment operations:

Net investment income	.26	.50	.47	.46	.53	.31

Net realized and unrealized gain (loss)	.38	(.45)	(.39)	.18	.38	(.34)

Total income (loss) from investment operations	.64	.05	.08	.64	.91	(.03)

Dividends and/or distributions to shareholders:

Dividends from net investment income	(.24)	(.49)	(.46)	(.49)	(.52)	(.30)

Distributions from net realized gain	—	(.04)	—	—	—	—

Total dividends and/or distributions to shareholders	(.24)	(.53)	(.46)	(.49)	(.52)	(.30)

Net asset value, end of period	$11.15	$10.75	$11.23	$11.61	$11.46	$11.07

Total Return, at Net Asset Value[2]	6.04%	0.51%	0.60%	5.72%	8.41%	(0.22)%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$2,621	$2,442	$3,504	$2,439	$956	$72

Average net assets (in thousands)	$2,468	$2,790	$3,260	$1,638	$380	$78

Ratios to average net assets:[3]

Net investment income	4.75%	4.65%	4.02%	3.82%	4.87%	4.68%

Expenses	1.60%	1.89%	1.88%	1.91%[4]	1.75%[4]	1.99%[4]

Expenses, net of indirect expenses and waiver of expenses	1.50%	1.72%	1.70%	1.72%	1.60%	1.87%

Portfolio turnover rate	20%	12%	55%	35%	43%	21%

1.	For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.

4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

17    OPPENHEIMER FLORIDA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Florida Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal income taxes for individual investors as is available from municipal securities, consistent with preservation of capital. The Fund also seeks to offer investors the opportunity to own fund shares exempt from Florida intangible personal property taxes. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The follow-ing is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $5,288,750 as of January 31, 2001.

18    OPPENHEIMER FLORIDA MUNICIPAL FUND

Non-Diversification Risk. The Fund is “non-diversified” and can invest in the securities of a single issuer without limit. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 2001, a provision of $6,555 was made for the Fund’s projected benefit obligations resulting in an accumulated liability of $68,706 as of January 31, 2001.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

19    OPPENHEIMER FLORIDA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

      There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

      The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2000. The Fund is currently performing an analysis to determine any necessary accounting changes as a result of the Guide, which will be implemented during the fiscal year beginning August 1, 2001.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

20    OPPENHEIMER FLORIDA MUNICIPAL FUND

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended Jan. 31, 2001		Year Ended July 31, 2000
	Shares	Amount	Shares	Amount

Class A

Sold	877,064	$9,674,451	1,434,597	$15,263,868

Dividends and/or distributions reinvested	42,467	464,636	92,603	989,694

Redeemed	(790,044)	(8,771,441)	(1,557,637)	(16,550,704)

Net increase (decrease)	129,487	$1,367,646	(30,437)	$(297,142)

Class B

Sold	273,550	$3,010,733	489,200	$5,237,647

Dividends and/or distributions reinvested	14,506	158,920	36,703	393,459

Redeemed	(262,953)	(2,884,714)	(779,600)	(8,317,589)

Net increase (decrease)	25,103	284,939	(253,697)	(2,686,483)

Class C

Sold	38,127	$417,073	72,798	$772,696

Dividends and/or distributions reinvested	2,598	28,387	7,931	84,945

Redeemed	(32,786)	(359,559)	(165,489)	(1,760,283)

Net increase (decrease)	7,939	$85,901	(84,760)	$(902,642)

3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2001, were $12,573,875 and $10,864,815, respectively.

4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. Effective January 1, 1997, the Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund pays a fee not to exceed 0.545% of average annual net assets. The Funds management fee for the six months ended January 31, 2001 was an annualized rate of 0.60%, before any waiver by the Manager if applicable.

21    OPPENHEIMER FLORIDA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Fees and Other Transactions with Affiliates Continued

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

	Aggregate	Class A	Commissions	Commissions	Commissions
	Front-End	Front-End	on Class A	on Class B	on Class C
	Sales Charges	Sales Charges	Shares	Shares	Shares
	on Class A	Retained by	Advanced by	Advanced by	Advanced by
Six Months Ended	Shares	Distributor	Distributor[1]	Distributor[1]	Distributor[1]

January 31, 2001	$54,711	$7,854	$2,608	$57,466	$—

1.	The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

	Class A	Class B	Class C
	Contingent Deferred	Contingent Deferred	Contingent Deferred
	Sales Charges	Sales Charges	Sales Charges
Six Months Ended	Retained by Distributor	Retained by Distributor	Retained by Distributor

January 31, 2001	$—	$39,170	$—

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.15% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended January 31, 2001, payments under the Class A plan totaled $25,010 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $409 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

22    OPPENHEIMER FLORIDA MUNICIPAL FUND

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

      The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended January 31, 2001, were as follows:

			Distributor's	Distributor's
			Aggregate	Unreimbursed
			Unreimbursed	Expenses as %
	Total Payments	Amount Retained	Expenses	of Net Assets
	Under Plan	by Distributor	Under Plan	of Class

Class B Plan	$81,102	$69,951	$557,815	2.97%

Class C Plan	11,167	1,024	33,765	1.29

5. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly-based securities indices “financial futures” or debt securities “interest rate futures” in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

23    OPPENHEIMER FLORIDA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Futures Contracts Continued

      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

      The Fund had no borrowings outstanding during the six months ended or at January 31, 2001.

24    OPPENHEIMER FLORIDA MUNICIPAL FUND

OPPENHEIMER FLORIDA MUNICIPAL FUND

A Series of Oppenheimer Multi-State Municipal Trust

Officers and Trustees	Leon Levy, Chairman of the Board of Trustees

Donald W. Spiro, Vice Chairman of the Board of Trustees

Bridget A. Macaskill, Trustee and President

Robert G. Galli, Trustee

Phillip A. Griffiths, Trustee

Benjamin Lipstein, Trustee

Elizabeth B. Moynihan, Trustee

Kenneth A. Randall, Trustee

Edward V. Regan, Trustee

Russell S. Reynolds, Jr., Trustee

Clayton K. Yeutter, Trustee

Jerry A. Webman, Vice President

Andrew J. Donohue, Secretary

Brian W. Wixted, Treasurer

Robert J. Bishop, Assistant Treasurer

Scott T. Farrar, Assistant Treasurer

Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	Citibank, N.A.

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

For more complete information about Oppenheimer Florida Municipal Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

25    OPPENHEIMER FLORIDA MUNICIPAL FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it’s automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.1 So call us today, or visit our website—we’re here to help.

Internet
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General Information
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Ticker Symbols	Class A: OFLAX	Class B: OFLBX	Class C: OFLCX

1.	Automatic investment plans do not assure profit or protect against losses in declining markets.

2.	At times this website may be inaccessible or its transaction feature may be unavailable.

RS0795.001.0101 April 1, 2001